OPPENHEIMER QUEST SMALL CAP VALUE FUND
                       Supplement dated March 10, 2000 to the
                         Prospectus dated February 25, 2000

The Prospectus is supplemented as follows:

      1. The subsection "Telephone Redemptions Paid by Check" under the heading "Are There Limits on Amounts Redeemed by Telephone" on page 23 is deleted and replaced with the following:

                 Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.